May 31, 2019

Mr. James A. Gingrich
3616B West End Avenue
Nashville, TN 37205

Dear Jim:

This letter sets forth the terms of your Agreement with AllianceBernstein Corporation (the “Company”) and AllianceBernstein L.P. (the “Partnership”).

1.    Effective as of no later than December 31, 2022, and as soon as December 31, 2020 (the “Retirement Date”), your employment as an officer of the Company and as an employee of the Partnership will terminate with your retirement from the Company and the Partnership. It is understood and agreed that the timing of your retirement will be determined by either you or the Company providing to the other written notice of retirement within not less than ninety (90) days after any January 1 during the term of this Agreement, in which case your retirement shall be December 31 of that year. You will continue to work full-time until June 30 of the year in which your retirement will occur (or such lesser period as you and the Company shall mutually agree in writing is required for you to successfully transfer your responsibilities to designated Company personnel) and until then your responsibilities as Chief Operating Officer shall focus on: (a) working in partnership with the Chief Administrative Officer coordinating the firm’s financial and operating strategy and budgeting processes, including preparation of SEC disclosure documents, earnings releases and earnings call materials; (b) leading the firm’s relocation program to Nashville, TN and promoting AB’s position in the community; (c) overseeing Bernstein Research, Bernstein Private Client and the Client Group with the objective of enabling each to achieve their operating goals and positioning the firm to improve its competitive position; (d) working closely with the Chief Executive Officer on both the firm’s strategy and product development agenda; and (e) sponsoring the Chief Administrative Officer to succeed in this role. Your role and responsibilities represent the Company’s current expectations and may evolve and change over time in the Company’s discretion but will at all times be consistent with the position of Chief Operating Officer, and also are subject to your full compliance with your agreements contained in Paragraph 6 hereof. From July 1 of the year in which your retirement will occur and until the Retirement Date, the Company will continue to support you, including by providing you with access to an administrative assistant, as the Company representative in the various Nashville community organizations in which you are currently involved.

2.     Payments/Benefits. (a) Until the Retirement Date, and continuing for a period of 26 weeks thereafter, your base salary shall continue to be paid at the rate of $400,000, less applicable tax withholdings and other payroll deductions. In addition, and subject to you complying in all respects with the terms and conditions of this Agreement and your award agreements pursuant to the Incentive Compensation Award Program (“ICAP”), you shall receive: (i) lump sum cash payments of $1,100,000 and $2,850,000 (less applicable tax withholdings and other payroll deductions) at the same time the Company pays employee bonuses in December 2019 and 2020, respectively, and (ii) the restricted limited partnership units (“Restricted Units”) scheduled to vest on December 1, 2019 and December 1, 2020 pursuant to your letter agreements dated February 13, 2017 and April 24, 2018 (the “RSU Awards”), together with all other Restricted Units that previously vested under each RSU Award, subject to applicable withholdings, as promptly as possible after December 1, 2019 and 2020, respectively. In the event your employment continues in 2021 and/or 2022, in each of those years your right to any further vesting of Restricted Units shall be determined in accordance with the terms of your letter agreement dated April 24, 2018 and any lump sum cash incentive compensation shall be determined by the Company in its sole discretion (and subject to the approval of the Compensation Committee) based on your performance and the overall performance of the Company.

(b) As of the Retirement Date, your participation in and contributions to all welfare, non-qualified and qualified plans of the Partnership and its affiliates, including, but not limited to, the AllianceBernstein Partners Compensation Plan, the Special Option Program, ICAP, the 2017 Long Term Incentive Plan (the “2017 Plan”), the 2010 Long Term Incentive Plan (the “2010 Plan”) and the RSU Awards, shall cease, and your rights to a distribution, rollover, form of payment, exercise or deferral regarding your account balances shall be determined in accordance with the terms and conditions of the respective plans and associated agreements. For the avoidance of doubt, your retirement shall be a “termination without cause” for purposes of your eligibility following the Retirement Date for continued vesting of your unvested benefits in accordance with the terms of your award agreements pursuant to ICAP.

(c) Until the Retirement Date, and continuing for a period of 26 weeks thereafter, and in accordance with applicable Company policy, as amended from time to time, the Partnership will continue in effect (i) your medical coverage under its group plans and (ii) the perquisites provided to the Company executives by Ayco Services, subject to any changes, amendments or modifications that may be made by the Company to benefits and perquisites set forth in (i) and (ii) herein from time to time, including, but not limited to, discontinuing such coverage and perquisites. As of July 1 of the year after the Retirement Date, you will be eligible to elect to continue your current level of medical coverage, pursuant to COBRA and subject to any changes, amendments or modifications that may be made to the plan from time to time, including, but not limited, discontinuing such coverage. Information regarding this option will be sent to your home address on file. You acknowledge that all other benefits cease as of your last day of employment.

3.     Acknowledgment. You hereby acknowledge that you have carefully read this Agreement, fully understand and accept all of its provisions and sign it voluntarily of your own free will. You further acknowledge that you have been provided a full opportunity to review and consider the terms of this Agreement and have been advised by the Company to seek the advice of legal counsel of your choice. You acknowledge that you have been given a period of 21 days to consider this Agreement. You may revoke this Agreement within seven days of your signing it. For such revocation to be effective, written notice must be received by the Company no later than the close of business on the seventh day after you sign this Agreement. If you revoke this Agreement, it shall be of no further force and effect.

4.     Releases. (a) In consideration of the payments and benefits to be provided to you pursuant to paragraph 2 above, you, your heirs, executors, administrators, trustees, legal representatives, successors and assigns (hereinafter referred to collectively as “Releasors”) forever release and discharge the Company and the Partnership, and their past, present and/or future parent entities, subsidiaries, divisions, affiliates and related business entities, assets, employee benefit plans or funds, successors or assigns and any and all of their past, present and/or future officers, directors, fiduciaries, partners, attorneys, employees, agents, trustees, administrators or assigns, whether acting as agents for the Company or the Partnership or in their individual capacities (hereinafter referred to collectively as “Company Entities”) from any and all claims, demands, causes of action, fees and liabilities relating to your employment with the Company and the Partnership or termination of such employment of any kind whatsoever, whether known or unknown, which Releasors ever had, now have, or may have against any of the Company Entities by reason of any act, omission, transaction, practice, plan, policy, procedure, conduct, occurrence, or other matter from the beginning of the world up to an including the date you execute this Agreement; provided, however, that this Agreement shall not release any claims for (i) the payments and benefits set forth herein; (ii) benefits which you have as a participant in the AllianceBernstein Partners Compensation Plan, the Special Option Program, ICAP, the 2010 Plan, the 2017 Plan and the Profit Sharing Plan for Employees of AllianceBernstein L.P. in accordance with the terms of each such plan, or (iii) defense and indemnity under the Partnership’s partnership agreement, directors’ and officers’ liability (or other third party liability) insurance and/or applicable law.

(b)     Without limiting the generality of the foregoing, and except as provided in paragraph 4(a)(i)-(iii) above, this Agreement is intended to and shall release the Company Entities from any and all claims, whether known or unknown, which Releasors ever had, now have, or may have against the Company Entities arising out of your employment and/or your separation of employment with the Company or Partnership, including, but not limited to: (i) any claim under the Age Discrimination in Employment Act (“ADEA”), Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, and the Family and Medical Leave Act; (ii) any claim under the New York State Human Rights Law or the New York City Administrative Code; (iii) any other claim (whether based on federal, state, or local law, statutory or decisional) relating to or arising out of your employment, the terms and conditions or such employment, the termination of such employment, and/or any of the events relating directly or indirectly to or surrounding the termination of that employment, including but not limited to breach of contract (express or implied), wrongful discharge, detrimental reliance, defamation, emotional distress or compensatory or punitive damages; (iv) any claim for attorneys’ fees, costs, disbursements and/or the like; and (v) any claim for remuneration of any type, including, without limitation, any claim for any deferred or unvested compensation (except as specifically set forth in this Agreement).

(c) You represent and warrant that you have not commenced, maintained, prosecuted or participated in any action, suit, charge, grievance, complaint or proceeding of any kind against the Company Entities in any court or before any administrative or legislative body or agency and/or that you are hereby withdrawing with prejudice any such complaints, charges, or actions that you may have filed against the Company Entities. You further acknowledge and agree that by virtue of the foregoing, you have waived all relief available to you (including without limitation, monetary damages, equitable relief and reinstatement) under any of the claims and/or causes of action waived in this paragraph 4.

(d) Except as provided in paragraph 4(a)(i)- (iii) above, you further covenant that you shall not sue, or otherwise consent to participate in any action against, and shall not assist in the instigation, commencement, maintenance, or prosecution of any action, suit, proceeding, or charge against any of the Company Entities based upon any matter whatsoever (except as otherwise required by law), nor shall you testify, assist, or participate (except in response to subpoena or judicial order) in such action, suit, proceeding or charge. This Agreement shall not prevent you from filing a charge with the relevant federal, state or local administrative agency, but you agree to waive your rights with respect to any monetary or other financial relief arising from any such administrative proceeding. You further understand that the provision of this paragraph shall not be effective with respect to, or adversely affect your rights under, the ADEA with respect to any challenge you make under the ADEA to the validity of this Agreement.

(e) In further consideration of the payments and benefits to be provided to you pursuant to paragraph 2, you shall execute and deliver to the Company the release annexed hereto as Exhibit A within five (5) days after the Retirement Date.

(f) In consideration of your agreements hereunder, the Company Entities forever release and discharge you from any and all known claims, demands, causes of action, fees and liabilities relating to your employment with the Company and the partnership and your retirement therefrom, which the Company Entities ever had, now have, or may have against you by reason of any act, omission, transaction, practice, conduct, occurrence, or other matter from the beginning of the world up to and including the date of this Agreement; provided, however, that this release shall not include any claims related to your subsequent breach of this Agreement. Further, within five (5) days after the Retirement date, the Company Entities shall deliver to you a release that is substantially similar to the release contained in the paragraph 4(f).

5.    Confidentiality. (a)    As an employee of the Partnership, you have had access to confidential and proprietary information of the Partnership and/or its employees (the “Confidential Information”). You acknowledge and agree that the Confidential Information is confidential and proprietary to the Partnership and its employees and that disclosure or use of any of the Confidential Information would be detrimental to the Partnership and/or its clients. You agree that any and all Confidential Information shall be kept confidential and your further agree that you shall not furnish or disclose to any third party our use, directly or indirectly, for your own use or benefit of that of any other person or entity any Confidential Information of the Partnership, nor shall you attempt to access any Confidential Information. In the event that you are: (i) threatened or served with an action or motion to force disclosure of Confidential Information, or (ii) compelled to disclose Confidential Information by valid order of a court or other governmental entity with the authority to compel the disclosure of such information, you will notify the Partnership in writing (unless such notification would violate applicable law), as promptly as possible (and prior to making any disclosure if possible), in order to provide the Partnership the opportunity to intervene and object to, or seek restrictions on, the disclosure of such Confidential Information, If, nevertheless, the Confidential Information is ordered to be disclosed, you will furnish only that portion of the

Confidential Information as directed by the court.. You will notify the Partnership immediately upon your discovery of any unauthorized use or disclosure of Confidential Information or any other breach of this paragraph. You agree to cooperate with the Partnership at its sole expense in every reasonable way to help the Partnership regain possession of such Confidential Information and/or prevent its further unauthorized use.

(b)    Nothing in this Agreement prohibits you from reporting possible violations of law or regulation to any governmental agency or entity, or self-regulatory authority, including but not limited to the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or the Financial Industry Regulatory Authority (collectively, the “Regulators”), or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation. You do not need the prior authorization of the Partnership to make any such reports or disclosures and you are not required to notify the Partnership that you have made such reports or disclosures. Further, nothing in this Agreement prohibits or restricts you (or your attorney) from filing a charge, responding to an inquiry, participating in an investigation, or providing testimony about this Agreement or its underlying facts and circumstances by, with, or before any Regulator. Nevertheless, you acknowledge and agree that by virtue of this Agreement you have waived any relief available to you (including without limitation, monetary damages, equitable relief and reinstatement) under any of the claims and/or causes of action waived in this Agreement. Therefore, you agree that you will not accept any award or settlement from any source or proceeding (including but not limited to any proceeding brought by any other person or by any government agency) with respect to any claim or right waived in this Agreement; provided, however, that nothing contained herein shall preclude you from receiving a monetary award from the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, 15 U.S.C. §78u-6.

6. Cooperation. The purpose of this paragraph is to ensure a reasonable and orderly transition of your management responsibilities. Accordingly, until June 30 of the year in which your retirement will occur, you shall (a) exercise reasonable care and direct oversight in your management duties and maintain normal business hours (unless reduced by the Company in writing) until such specific duties have been transitioned effectively; (b) reasonably assist the Firm with the transition of your work responsibilities including but not limited to, (i) being available to attend internal meetings with Company’s personnel and (ii) preparing statements and/or talking points regarding your departure from the firm; (c) be available to speak, or meet with, your direct reports and other SBU Heads as reasonably determined by Seth Bernstein and (d) reasonably assist the Company’s communication plan and participate in communicating same to AB management and Nashville community leadership. From July 1 of the year in which your retirement will occur (or earlier if so determined by the Company) and continuing through the Retirement Date you shall be available by phone upon reasonable request to address questions or provide historical context related to an array of topics or firm decisions.

In addition, you agree that you will reasonably assist and cooperate with the Company and the Partnership in connection with the defense or prosecution of any claim that may be made against or by the Company or the Partnership, or in connection with any ongoing of future investigation or dispute involving the Company or the Partnership, including preparing for and testifying in any proceeding regarding pertinent knowledge you possess. The Company and Partnership agree to provide you with reasonable advance notice of any cooperation that will be required and will schedule any necessary cooperation to the maximum extent possible so as not to unreasonably interfere with your scheduled business, employment and personal activities. The Company will reimburse you for (or pay directly as incurred) all reasonable expenses incurred by you in connection with such assistance and cooperation obligations under this paragraph 6, including your reasonably incurred legal fees and expenses if the parties hereto agree in good faith that, in providing such cooperation, it would be reasonable for you to retain counsel independent of the counsel for the Company and/or Partnership.

7.    Partnership Property. No later than June 30 of the year in which your retirement will occur, you shall return to the Partnership all documents, files and property belonging to the Partnership or the Company. For the avoidance of doubt, you may make and retain an electronic copy of your contacts list, calendar and any documents reasonably necessary in order for you to file your personal income tax returns.
8.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in your case) and assigns. Any successor of the Company or the Partnership shall assume the obligations of the Company or the Partnership, as the case may be, under this Agreement and perform any duties and responsibilities in the same manner and to the same extent that the Company or the Partnership would be required to perform if no such succession had taken place.

9.     Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, void or unenforceable, such provision shall have no effect; however, the remaining provisions shall be enforced to the maximum extent possible. Further, if a court should determine that any portion of this Agreement is overbroad or unreasonable, such provision shall be given effect to the maximum extent possible by narrowing or enforcing in part that aspect of the provision found overbroad or unreasonable.

10.     409A Compliance. The parties hereto intend that all benefits and payments to be made to you hereunder will be provided or paid to you in compliance with all applicable provisions of Section 409A of the Internal Revenue Code of 1986 as amended, and the regulations issued hereunder, and the rulings, notices, and other guidance issued by the Internal Revenue Service interpreting the same (the “Code”).
11. Payment of Legal Fees. The Company and the Partnership agree that as additional consideration for you entering into this Agreement and your release hereunder, the Company, upon receipt of customary invoice, will directly pay Sherrard Roe Voigt & Harbison, PLC, on your behalf, for your reasonable attorneys’ fees incurred in connection with the negotiation and preparation of this Agreement up to a maximum of $20,000.
12. Entire Agreement. You shall continue to be bound by the post-termination restraints included in this Agreement and the ICAP Agreement. Except as expressly provided herein, effective as of the Retirement Date, all prior agreements relating to your employment by the Partnership and its affiliates will terminate and be of no further effect. This Agreement contains the entire understanding with respect to the subject matter hereof, and supersedes any and all prior agreements and understandings, whether written or oral, among you, the Company, the Partnership or any affiliate thereof with respect to the subject matter hereof.

13. Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and to be an original signature for any and all purposes.

This Agreement may not be altered, modified or amended except by written instrument signed by you, the Company and the Partnership. This Agreement shall be governed by New York law, without reference to principles of conflicts of law. Jurisdiction and/or venue of any question involving the validity, interpretation or enforcement of this Agreement or any of its terms, provisions or obligations, or claims of breach thereof, shall exist exclusively in a court having subject matter jurisdiction located within the City and County of New York.

Sincerely,

ALLIANCEBERNSTEIN CORPORATION

By:     /s/ Colin T. Burke
Colin T. Burke

ALLIANCEBERNSTEIN L.P.
By:     ALLIANCEBERNSTEIN CORPORATION,
its General Partner

By:     /s/ Colin T. Burke
Colin T. Burke

AGREED TO AND ACCEPTED BY

/s/ James A. Gingrich
James A. Gingrich

May 31, 2019
Date

Exhibit A

General Release

In consideration of the payments and benefits to be provided to you pursuant to your agreement dated May 31, 2019, you, your heirs, executors, administrators, trustees, legal representatives, successors and assigns (hereinafter referred to collectively as “Releasors”) forever release and discharge the Company and the Partnership, and their past, present and/or future parent entities, subsidiaries, divisions, affiliates and related business entities, assets, employee benefit plans or funds, successors or assigns and any and all of their past, present and/or future officers, directors, fiduciaries, partners, attorneys, employees, agents, trustees, administrators or assigns, whether acting as agents for the Company or the Partnership or in their individual capacities (hereinafter referred to collectively as “Company Entities”) from any and all claims, demands, causes of action, fees and liabilities relating to your employment with the Company and the Partnership or termination of such employment of any kind whatsoever, whether known or unknown, which Releasors ever had, now have, or may have against any of the Company Entities by reason of any act, omission, transaction, practice, plan, policy, procedure, conduct, occurrence, or other matter from the beginning of the world up to an including the date you execute this Release; provided, however, that this Release shall not release any claims for (i) the payments and benefits set forth herein; (ii) vested benefits which you have as a participant in the AllianceBernstein Partners Compensation Plan, the Special Option Program, ICAP, the 2010 Plan, the 2017 Plan, the RSU Awards and the Profit Sharing Plan for Employees of AllianceBernstein L.P. in accordance with the terms of each such plan, or (iii) defense and indemnity under the Partnership’s partnership agreement, directors’ and officers’ liability (or other third party liability) insurance and/or applicable law (it being agreed that the defense and indemnity provisions under the Partnership’s partnership agreement and/or applicable law shall be available to you prior to and after, and shall survive, the Retirement Date as that term is defined in your agreement dated May 31, 2019 and your furnishing this Release).

Without limiting the generality of the foregoing, this Release is intended to and shall release the Company Entities from any and all claims, whether known or unknown, which Releasors ever had, now have, or may have against the Company Entities arising out of your employment and/or your separation of employment with the Company or Partnership, including, but not limited to: (i) any claim under the Age Discrimination in Employment Act (“ADEA”), Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, and the Family and Medical Leave Act; (ii) any claim under the New York State Human Rights Law or the New York City Administrative Code; (iii) any other claim (whether based on federal, state, or local law, statutory or decisional) relating to or arising out of your employment, the terms and conditions or such employment, the termination of such employment, and/or any of the events relating directly or indirectly to or surrounding the termination of that employment, including but not limited to breach of contract (express or implied), wrongful discharge, detrimental reliance, defamation, emotional distress or compensatory or punitive damages; (iv) any claim for attorneys’ fees, costs, disbursements and/or the like; and (v) any claim for remuneration of any type, including, without limitation, any claim for any deferred or unvested compensation.

You represent and warrant that you have not commenced, maintained, prosecuted or participated in any action, suit, charge, grievance, complaint or proceeding of any kind against the Company Entities in any court or before any administrative or legislative body or agency and/or that you are hereby withdrawing with prejudice any such complaints, charges, or actions that you may have filed against the Company Entities. You further acknowledge and agree that by virtue of the foregoing, you have waived all relief available to you (including without limitation, monetary damages, equitable relief and reinstatement) under any of the claims and/or causes of action waived in this Release.

You further covenant that you shall not sue, or otherwise consent to participate in any action against, and shall not assist in the instigation, commencement, maintenance, or prosecution of any action, suit, proceeding, or charge against any of the Company Entities based upon any matter whatsoever (except as otherwise required by law), nor shall you testify, assist, or participate (except in response to subpoena or judicial order) in such action, suit, proceeding or charge. This Release shall not prevent you from filing a charge with the relevant federal, state or local administrative agency, but you agree to waive your rights with respect to any monetary or other financial relief arising from any such administrative proceeding. You further understand that the provision of this paragraph shall not be effective with respect to, or adversely affect your rights under, the ADEA with respect to any challenge you make under the ADEA to the validity of this Release.

AGREED TO AND ACCEPTED BY

_____________________________
James A. Gingrich

_____________________________
Date

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